Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 11/25/09
Totals
14,281,099.84 180,851.90
Certificate
n/a 0.000000% 0.00
0.88749079 73.74267930
180,851.90 14,277,325.91
Factors per Thousand
0.00 0.00
88,749.08 7,374,267.93
Rate
0.79470729
7,453,738.66 9,278.35 79,470.73 0.00
74.53738660 0.09278350
A-II-2
92975RAC2 1.493750% 100,000,000.00
Factors per Thousand
0.503750%
A-II-1
A-I-1
Factors per Thousand
Certificate
Cusip
Class
92975RAA6
92975RAB4 0.503750%
74.53738661
Original
Certificate
Balance
400,000,000.00
55,903,039.96
0.03129017
Distribution Summary
750,000,000.00
Beginning
Certificate
Balance
28,271,254.36
70.67813590
23,467.63
Interest
11,868.04
0.02967010
Principal
622,521.69
1.55630423
596,030.47
0.00
0.00
Certificate
Unpaid
Principal
Amount
Ending
0.82599747
Balance
69.12183168
55,307,009.49
73.74267932
Total
Distribution
634,389.73
1.58597433
27,648,732.67
1,250,000,000.00
91,628,032.98
225,465.92
1,298,022.89
0.00
1,523,488.81
90,330,010.09
619,498.10
0.79470729
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 11/25/09
* The Rapid Amortization Tranche does not affect the bond distribution.
Totals
0.00
498,735.49
40,639,394.64
0.00
40,140,659.15
-477,064.63
975,800.12
40,639,394.64
Total
Excluded*
n/a n/a 0.00 40,140,659.15 -477,064.63 975,800.12 0.00 498,735.49
27,809,366.95
Pool II
Excluded*
n/a n/a 0.00 27,284,882.28 -247,082.61 771,567.28 0.00 524,484.67
12,830,027.69
Pool I
Balance
Excluded*
n/a n/a 0.00 12,855,776.87 -229,982.02 204,232.84 0.00 -25,749.18
Ending
Tranche
Cusip
Rate
Balance
Balance
Payments
Draws
Losses
Distribution
Amortization
Original
Beginning
Total
Excluded Balance
Rapid
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 11/25/09
Bond Interest Information
Type of
Certificate
Senior/Variable
Senior/Variable
Senior/Auction
Residual
* Original Ratings of the Offered Certificates per the Prospectus Supplement dated June 25, 2003
- - -
30/360 n/a
n/a
n/a
Class
S & P
Fitch
Original Rating* Original Rating* Original Rating
WAC Rate
Class Net
A-II-2 92975RAC2 12.53941%
LIBOR/Auction
0.24375%
0.24375%
1.49375%
A-I-1
A-II-1
Certificate n/a
Moody's
10.78794%
Accrual
12.53941%
Aaa AAA
Aaa AAA
Aaa AAA
- - -
Cusip
92975RAA6
92975RAB4
Period
30/360
30/360
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 11/25/09
Bond Interest Information
Class
A-II-1
A-II-2
11,868.04 A-I-1
Current
Carryforward Paid
Current
Outstanding
Current
Cusip
Interest Due
Interest Carryforward Interest Carryforward
92975RAA6 0.00 0.00
92975RAB4 23,467.63 0.00 0.00
92975RAC2 9,278.35 0.00 0.00
0.00
0.00
0.00
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 11/25/09
Interest
Interest Collected
(Additional Balance Interest)
(Relief Act Shortfalls)
Total Interest Collected
Principal
Principal Collected
Net Liquidation Proceeds
Substitute Adjustment Amount
Other Principal Collected
(Additional Balance Increase)
(Draw Amounts)
Total Principal Collected
Additional Funds
Additional Funds from the Funding Accou
Draws from the Policy
Yield Maintenance Payment
Total Additional Funds Collected
Total Available Collections
1,298,022.89
0.00
0.00
0.00
0.00
0.00
281,048.23
1,298,022.89
0.00
0.00
0.00
712,895.18
0.00
0.00
0.00
0.00
0.00
866,175.94
90,373.49
0.00
0.00
90,373.49
622,521.69
0.00
0.00
0.00
0.00
0.00
Pool I
Pool II
622,521.69
0.00
0.00
0.00
190,674.74
675,501.20
675,501.20
0.00
0.00
0.00
0.00
Total
190,674.74 281,048.23
0.00
0.00
0.00
0.00
0.00
1,579,071.12
Collection Activity
0.00
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 11/25/09
Beginning Collateral Balance
Ending Collateral Balance
Current Liquidation Loss Amounts
Cumulative Liquidation Loss Amounts
Gross WAC
WAM
AGE
Gross CPR
Net CPR
Draw Rate
Collateral Balance
Number of Loans
Gross WAC
WAM
Overcollateralization Target Amount
Beginning Overcollateralization Amount
Ending Overcollateralization Amount
Overcollateralization Increase
Overcollateralization Decrease
Pool I
Collateral Information
Periodic Information
Pool II
Total
3.369%
Overcollateralization Information
-
-
231
5,339,070.28
5,339,070.28
0.00
10.653%
-
33,610,324.64
32,987,802.95
155
76
20.096%
-
0.00
738,148.55
3.358%
0.00
72,298,808.18
71,619,533.05
3,773.93
4,381,469.47
3.353%
151
81
105,909,132.82
104,607,336.00
3,773.93
5,119,618.02
400,000,033.76
9,301
4.276%
13.755%
-
-
Original Information
14,541
0.00
1,250,033,330.44
23,842
4.274%
850,033,296.68
4.273%
232
8,144,388.97 2,512,900.09 5,631,488.88
3,773.93
14,281,099.84
14,277,325.91
0.00
3,773.93
8,942,029.56
8,938,255.63
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 11/25/09
Funding Account
Beginning Balance
Interest Earnings
Deposits
Withdrawals
Interest Earnings to Collection Accoun
Ending Balance
0.00
0.00
Additional Account Activity
Pool I
Pool II
Total
0.00 0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 11/25/09
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
$
654,214.31
%
1.983%
#
3 215,800.50
8
#
$
%
$
#
17
289,638.46
1,125,107.14
0.878%
28,554.61
127,618.35
1
2
0
5
0.00
0.387%
1 25,081.41
0.000%
Delinquency Information
21,266.78 1
%
0.654%
0.064%
Pool I
3.411%
0.076%
0.087%
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 11/25/09
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
#
$
9 1,022,712.78
2 128,343.05 0.179%
Delinquency Information
Pool II
%
1.428%
4 394,683.24 0.551%
2 1,121,891.10 1.566%
0 0.00 0.000%
12 1,475,361.67 2.060%
29 4,142,991.84 5.785%
#
$
%
11 1,347,938.86 1.882%
$
%
1 108,122.06 0.151%
#
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 11/25/09
3 Largest Mortgage Loan Balances
Servicing Fee Additional Balances created during the first
Enhancer Premium Rapid Amortization Period
Indenture Trustee Expenses Additional Balance Increase Amount payable
Paying Agent Expenses
to Certificateholders
Additional Balance Increase Amount payable
Total Fees
from Principal Collections
Condition 1 in effect?
Condition 2 in effect?
Condition 3 in effect?
Cumulative Liquidation Loss Amount %
Cumulative Subsequent Mortgage Loans
Deficiency Amount
Draws from Policy not yet Reimbursed
Revolving (Yes / No) Net Excess Spread
Managed Amortization (Yes / No) Net Excess Spread % - Current
Rapid Amortization (Yes / No)
Net Excess Spread % - 2 mth avg
Net Excess Spread % - 3 mth avg
Percentage Interest - Class A-I-1
Percentage Interest - Class A-II-1
Percentage Interest - Class A-II-2
Stepdown Date Active (Yes / No)
Stepdown Delinquency Test Met? (Yes / No)
Servicer Termination Trigger Active (Yes/No)
0.00
10.496%
10.305%
30.609%
0.00
827,461.24
0.410%
0.00
0.00
Additional Reporting Items
Pool I
Pool II
7,919.60
Additional Information
Fees
3,689,868.06
0.00
0.00
30,124.50
0.00
38,044.10
14,004.30
3,533.91
0.00
0.00
No
Yes
Yes
Yes
No
No
10.837%
61.228%
8.164%
Amortization Period
17,538.21
No
0.00
Yes
No